UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2004

PROXYMED, INC.

(Exact name of registrant as specified in its charter)

FLORIDA (State or other jurisdiction of incorporation)	000-22052 (Commission File No.)	65-0202059 (IRS Employer Identification No.)

2555 Davie Road
Suite 110
Ft. Lauderdale, Florida 33317
(Address of principal executive offices)

(954) 473-1001
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) The following exhibits are included herein:

Exhibit 99.1	Press release dated March 3, 2004.

Item 12. Results of Operations and Financial Condition

On March 3, 2004, ProxyMed, Inc. (“ProxyMed”) issued a press release that reported financial results for the fourth fiscal quarter and year ended December 31, 2003. In addition, ProxyMed reported 2004 guidance and the completion of the PlanVista acquisition. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Current Report is being furnished pursuant to Item 12 Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly stated by specific reference in such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc.
Date: March 3, 2004	/s/ Gregory J. Eisenhauer
Gregory J. Eisenhauer, Executive Vice
President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press release dated March 3, 2004.

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